F&G Investor Update Winter 2023

Disclaimer & Forward-Looking Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “will”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: general economic conditions and other factors, including prevailing interest and unemployment rate levels and stock and credit market performance; natural disasters, public health crises, international tensions and conflicts, geopolitical events, terrorist acts, labor strikes, political crisis, accidents and other events; concentration in certain states for distribution of our products; the impact of interest rate fluctuations; equity market volatility or disruption; the impact of credit risk of our counterparties; changes in our assumptions and estimates regarding amortization of our deferred acquisition costs, deferred sales inducements and value of business acquired balances; regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) underwriting of insurance products and regulation of the sale, underwriting and pricing of products and minimum capitalization and statutory reserve requirements for insurance companies, or the ability of our insurance subsidiaries to make cash distributions to us; and other factors discussed in “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission. F&G Investor Update | Winter 2023 2

Non-GAAP Financial Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this presentation includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. F&G Investor Update | Winter 2023 3

Executed Strategy & Delivered Shareholder Value ✓ Record gross sales of $13.2B in 2023 ✓ Record assets under management and positioned for sustained asset growth ✓ Diversified, high quality investment portfolio well matched to liabilities ✓ Consistent economics and margin expansion over time despite short-term earnings volatility ✓ Strong balance sheet with financial flexibility ✓ Capital allocation supports growth and return of capital to shareholders F&G Investor Update | Winter 2023 4 2023 Gross Sales $13.2B + 17% YoY 2023 Net Sales $9.2B On Plan Assets Under Management (AUM)1 $49.5B + 14% YoY 3-Year Average Portfolio Credit-Related Impairments 5 bps Well below pricing 2023 Adjusted ROA, ex significant items 1.17% Above 1.10% expected 2023 Capital Return to Shareholders $119M Dividends & Repurchases Market Capitalization1 $5.8B + 132% YoY 1As of 12/31/2023 2023 Adjusted ROE, ex significant items 10.4% + 80 bps YoY

($M) - except per share data and ROA Quarterly Full Year Period ended December 31 4Q22 4Q23 2022 2023 Gross sales $2,719 $4,083 $11,254 $13,153 Net sales $1,911 $2,549 $9,006 $9,238 Assets under management (AUM) $43,568 $49,453 $43,568 $49,453 AUM before flow reinsurance $46,432 $56,278 $46,432 $56,278 Adjusted return on assets (ROA) 0.88% 0.72% 0.88% 0.72% Net earnings (loss) ($176) ($299) $635 ($58) Net earnings (loss) per diluted share ($1.41) ($2.41) $5.52 ($0.47) Adjusted net earnings (ANE) $130 $75 $353 $335 Adjusted net earnings per diluted share $1.04 $0.60 $3.07 $2.68 Adjusted weighted average diluted shares 125 125 115 125 Adjusted ROA – ex significant items 1.18% 1.17% 1.18% 1.17% ANE – ex significant items $144 $131 $471 $539 ANE per diluted share – ex significant items $1.15 $1.05 $4.10 $4.31 Fourth Quarter Financial Highlights F&G expects steady and growing adjusted net earnings over time, excluding significant items which include short-term mark-to-market effects F&G Investor Update | Winter 2023 5 ANE ($M) and Per Share 4Q22 4Q23 Favorable / (Unfavorable) ($M) Per share ($M) Per share Alternatives investment short-term returns versus long-term return expectations (72) ($0.58) (37) ($0.30) Other significant (income) expense items 58 $0.47 (19) ($0.15) ANE ($M) and Per Share 2022 2023 Favorable / (Unfavorable) ($M) Per share ($M) Per share Alternatives investment short-term returns versus long-term return expectations (217) ($1.89) (153) ($1.22) Other significant (income) expense items 99 $0.86 (51) ($0.41) Significant Items – Full Year Significant Items – Quarterly Financial Highlights

About F&G Snapshot Our Product Lines Fixed Deferred Annuities • Fixed indexed annuity (FIA) • Multi-year guaranteed annuity (MYGA) Pension Risk Transfer (PRT) Life Insurance • Indexed universal life (IUL) Funding Agreements • Funding agreement backed notes (FABN) • Federal Home Loan Bank (FHLB) Background Five Distinct Distribution Channels / Markets Retail Channels • Independent insurance agents (IMOs) • Broker Dealers • Banks Institutional Markets • Pension risk transfer • Funding agreements Financial Strength Ratings A Stable A.M. Best A- Stable S&P Global A- Stable Fitch Ratings A3 Stable Moody’s F&G Investor Update | Winter 2023 6 • Founded in 1959 as a life insurance company • Listed on the New York Stock Exchange (NYSE: FG) eff. 12/1/2022 • Fidelity National Financial (NYSE: FNF) retains ~85% ownership • Headquartered in Des Moines, IA; nearly 1,200 employees • Ranking as a Top Workplaces company for 6 consecutive years

v Track Record of Success We have delivered consistent top line growth and return on assets across varying market cycles, and we expect to continue to outperform the rest of the market, whether rates are rising or falling v Targeting Large and Growing Markets We have long-standing relationships with multiple distribution channels, an investment edge, and a track record of attracting top talent which gives us a competitive advantage Superior Ecosystem F&G’s Competitive Advantages F&G is a nationwide leader in the large markets we play in, and we expect demographic trends will provide tailwinds to give us significant room to continue growing – including untapped Middle Market demand for Life coverage and the opportunity to migrate consumers from CDs to fixed annuities Driving Margin Expansion and Improved Returns F&G is pursuing strategies to grow earnings, while generating significant positive net cash flow and diversifying into “capital light” flow reinsurance and accretive owned distribution to generate higher ROEs 7F&G Investor Update | Winter 2023

Weighted average time remaining in surrender charge period 6 Years % Surrender protected 92% Average remaining surrender charge (% of account value) 7% % Subject to market value adjustment (MVA) 75% Average cost of options/interest credited 2.6% Distance to guaranteed minimum crediting rates 170 bps We Have A Clean & Profitable Inforce Book Our inforce liabilities are surrender charge protected and our asset and liability cash flows are well matched; our inforce book does not contain typical problematic legacy business • Our liability profile drives our investment strategy • Retail fixed annuities are 92% surrender protected • Non-surrenderable liabilities include funding agreements, pension risk transfer and immediate annuities • New business and inforce are actively managed to maintain pricing targets • Asset and liability cash flows are well matched GAAP Net Reserves1 1As of 12/31/2023 59% 12% 11% 9% 5% 4% Fixed Indexed Annuities Fixed Rate Annuities Funding Agreements Pension Risk Transfer Life Immediate Annuities $47B F&G Investor Update | Winter 2023 8 Fixed Annuity Metrics1

We Are Playing In High Growth Markets Mutual Fund 401(k) Assets1 U.S. Consumer Savings2 Retail Life & Annuities3 Pension Risk Transfer4 Funding Agreements6 $4.3T $777B $326B $260B $182B The U.S. retirement and middle markets are growing and we are both well established and well positioned for continued growth in our retail channels and institutional markets 12Q23 Quarterly Retirement Market Data, Investment Company Institute, 12/13/2023 2Personal savings in the U.S. per Federal Reserve Bank of St. Louis as of September 2023 32022 U.S. retail life sales (annualized premium) and U.S. individual annuity sales per LIMRA 4Value of U.S. pension risk transfer (PRT) assets held with all current PRT writers per LIMRA 3Q23 Pension Risk Transfer Survey 5U.S. Pension Risk Transfer Market Posts Record-Breaking 2021 per Pensions & Investments, Source Legal & General, 2/8/2022 6Board of Governors of the Federal Reserve System, Funding Agreement-Backed Securities (FABS) as of 9/30/2023 Registered index linked annuities (RILAs) provide alternative with upside potential and limited downside risk Consumers increasingly rely on personal savings for retirement income Untapped demand for permanent life insurance, especially in the Middle Market Transaction volume likely to increase5 F&G Investor Update | Winter 2023 9

… And We’re Winning … Annual Gross Sales by Retail Channel and Institutional Market ($B) 1CAGR reflects 2018-2023 annual periods 2018 2019 2020 2021 2022 2023 Funding Agreements Agent PRT Broker Dealer Bank $9.6B $4.5B $3.9B $3.4B • FNF and F&G Merger • F&G ratings upgrades (June 2020) $11.3B ~31% CAGR1 10 $13.2B F&G Investor Update | Winter 2023

43% 28% 4% 13% 12% $11.3B 36% 39% 1% 9% 15% $13.2B 84% 5% 7% 4% $4.5B … While Significantly Diversifying Our Business Note: Reflects Total Gross Sales 38% 31% 7% 9% 15% $13.2B FY2022 Sales FY2023 Sales Bank Broker Dealer Agent Funding Agreements Pension Risk Transfer (PRT) C h a n n e l P ro d u c t Multi-year Guaranteed Annuity (MYGA) Indexed Universal Life (IUL) Funding Agreements Fixed Indexed Annuity (FIA) Pension Risk Transfer (PRT) 41% 33% 1% 13% 12% $11.3B 77% 17% 1% 5% $4.5B FY2020 Sales F&G Investor Update | Winter 2023 11

High Quality & Well-Diversified Portfolio1 Investment Portfolio by Asset Class Investment Portfolio by NAIC Designation F&G Investor Update | Winter 2023 12 Portfolio conservatively positioned & well-matched to liability profile • Fixed income is 96% investment grade • Modest average credit-related impairments of 5 bps over the last 3 years, well below our pricing assumption CMBS/CML portfolios are high quality, with moderate leverage and diversified across property types • CMBS, CMLs and Alternative LPs comprise 18% of total portfolio, with only 2.1% in office • Alternative LPs comprise 6% of total portfolio, with only 1.8% of Alternative LPs portfolio in office 29% Corpoates 24% Structured Securities 14% Private Origination 11% Mortgage Loans 6% Alternatives (LP) 4% Gov't & Treasury 3% Municipal 3% EMD 3% Other² 2% Prf/Hybrid 1% Cash $46B 59% NAIC 1 26% NAIC 2 6% LP 3% NAIC 3 3% Other² 2% Cash 1% NAIC 4/5/6 $46B 1GAAP Fair Values as of 12/31/2023 (net of reinsurance FWH) 2Other consists of ICOLI, FHLB stock, LIHTC, options and private origination equity tranches

Structured Credit Portfolio1,2 58% Residential 20% Multifamily 10% Industrial 6% Office 2% Retail 2% Student Housing 2% Other³ Our Investment Portfolio Key Attributes Investment Rationale • Core fixed income: Focus remains high grade public and private securities with strong risk adjusted returns • Structured credit: Provides access to well diversified, high- quality assets across CLOs, CMBS and ABS • Mortgage loans: Superior loss-adjusted performance relative to similar rated corporates • Direct Origination: Diversified private credit exposure to a wide spectrum of underlying collateral Fixed Income1,2 (ex. Structured, Mortgage Loan & Private Origination) Private Origination Portfolio1,2 1GAAP Fair Values as of 12/31/2023 (net of reinsurance FWH) 2Excludes $4.6B of alternatives/equity, FHLB, call options and cash 3Other consists of data center, mixed use and hotel properties 70% Corporates 9% Municipal 9% Gov't & Treasury 6% Prf/Hybrid 6% EMD $19B 40% CLOs 32% CMBS 14% Non Agency RMBS 13% ABS 1% Agency RMBS $11B Mortgage Loans1,2 $5B 47% Corporate Lending 26% Private Specialty Finance 23% Asset Backed & Consumer Loans 4% Triple Net Lease $7B F&G Investor Update | Winter 2023 13

Our Proven Track Record of Profitable Growth Gross Sales ($B) Average Assets Under Management (AAUM) ($B) Adjusted Net Earnings ($M) 6.1 8.5 10.0 2.5 3.0 3.5 2.8 3.2 1.1 9.6 11.3 13.2 2.7 4.1 2021 2022 2023 4Q22 4Q23 Institutional Markets Retail Channels Net Sales 8.7 9.0 9.2 1.9 2.5 +52% VPY+17% VPY 31.9 40.1 46.3 40.1 46.3 2021 2022 2023 4Q22 4Q23 +15% VPY+15% VPY Ending AUM 36.5 43.6 49.5 43.6 49.5 AUM before flow reinsurance 37.3 46.4 56.3 46.4 56.3 F&G Investor Update | Winter 2023 14 640 353 335 130 75 2021 2022 2023 4Q22 4Q23 Significant items ANE ex significant items For further details on significant items, see Appendix

Our Proven Track Record: Sales Gross Sales ($B) Gross sales reflect diversified growth strategy; sales volumes effectively managed within profitability & capital targets • Record gross sales for 2023 reflect record retail sales and robust institutional sales • Net sales reflect third party flow reinsurance which has increased from 50% to 90% during 2023, as expected • Ending assets under management at $49.5B, driven primarily by net new business flows, stable inforce and net debt proceeds 6.1 8.5 10.0 2.5 2.8 2.3 1.9 3.0 3.5 2.8 3.2 0.2 0.5 0.7 0.9 1.1 9.6 11.3 13.2 2.7 3.3 3.0 2.8 4.1 2021 2022 2023 4Q22 1Q23 2Q23 3Q23 4Q23 Institutional markets Retail channels Net Sales 8.7 9.0 9.2 1.9 2.2 2.2 2.3 2.5 AUM 36.5 43.6 49.5 43.6 45.4 46.3 47.4 49.5 F&G Investor Update | Winter 2023 15

640 353 335 130 61 79 120 75 2021 2022 2023 4Q22 1Q23 2Q23 3Q23 4Q23 Significant items ANE ex significant items Our Proven Track Record: Adj. Net Earnings 16F&G Investor Update | Winter 2023 Adjusted Net Earnings (ANE) ($M) Net earnings (loss) 1,240 635 (58) (176) (195) 130 306 (299) ANE per share $6.10 $3.07 $2.68 $1.04 $0.49 $0.63 $0.96 $0.60 Adj. ROA1 0.93% 1.18% 1.17% 1.18% 1.18% 1.16% 1.19% 1.17% Adj. ROE1 8% 10% 10% 10% 10% 10% 11% 10% 1Reflects adjusted net earnings ex significant items F&G expects steady and growing adjusted net earnings over time, excluding significant items • 4Q23 earnings volatility reflects “blip” given rapid movement in rates; no change in economics or expectation for 2024 margins • Annual growth in ANE ex significant items reflects: • asset growth, • margin expansion from core business & flow reinsurance, • disciplined expense management, and • higher interest expense on debt in line with capital plan • For further details on significant items, see Appendix

Scalable ROA Model (ex Significant Items) – FY2023 516 bps 275 bps 124 bps 117 bps1,2 Portfolio Earned Yield Cost of Funds Expenses (Operating, Interest & Taxes) Adjusted Net Earnings excluding significant items Unique Investment Capabilities Attractively Priced Liabilities Scalable Operating Platform Strong Earnings Growth Potential Overall Product Margin3: 2.41% 4 $539M 1 2 3 4 As a rule of thumb, target ROA of 110 bps, excluding significant items 1 2 3$2,385M $1,271M $575M F&G Investor Update | Winter 2023 17 1Adjusted return on assets (ROA) excluding significant items in bps 2See discussion of significant income and expense items in the Appendix 3Overall Product margin = portfolio earned yield – cost of funds

Our Disciplined “Core” Margin Management We strive to opportunistically grow stable liabilities that generate our targeted levels of profitability and have a proven track record of protecting our “core” spread-based margins in varying environments • Our multiple channels and markets provide flexibility to respond to changing market conditions • We are disciplined in new business pricing to achieve targeted returns, prioritizing profit over volume • Our inforce has built-in structural protections and we take prudent action to maintain lifetime profitability targets • Reserves are based on conservative actuarial assumptions • We have robust risk management and rigorous stress testing practices • We continually evaluate opportunities for upside risk adjusted returns and downside protection in our investment portfolio • Portfolio asset allocation • Yield enhancement opportunities to maintain competitive positioning • Floating rate portfolio interest rate hedge F&G Investor Update | Winter 2023 18

Our Accretive Flow Reinsurance Opportunity Flow reinsurance provides a lower capital requirement on ceded new business, while allocating capital to the highest returning retained business, enhancing cash flow and generating fee-based earnings Capital release from flow reinsurance Drives ROE enhancement For a reinsured sale, based on current economics, we would expect to receive ~1/3 of the ROA with proportionately less, or ~1/5 of the capital requirement F&G Investor Update | Winter 2023 19 • Reinsurance allows us to grow sales faster, because of lower capital requirements • For every $1B of new business flow reinsurance, we free up $75M of capital to redeploy to the highest earning retained business • Reinsurance cash flows provide ‘capital light’ fee based earnings with significantly higher IRRs • Reinsurers are paying us to generate (source) their asset accumulation through a ceding commission • Provides benefit of scale faster than without reinsurance; expense coverage is more than the marginal expense of putting business on the books

F&G’s Owned Distribution Track Record F&G is a consolidator of choice in the distribution space Access to Partner Support Capabilities As a manufacturer, F&G is uniquely positioned to be a distribution consolidator F&G Is Building A Proven Track Record • Our deep distribution relationships, long-term focus, and product expertise provide an opportunity for us to bring value to our network in ways private equity- backed acquirers cannot • Solidifies relationships with key partners that we have worked with for decades • Boosts our presence in underserved multi-cultural and middle market segments • Plays to key experience and expertise within the F&G management team which helps the IMO’s to accelerate their growth • Adds a capital light, diversifying source of fee- based earnings for F&G Deals Closed1 ~$530M Pro forma ~20%+ ROI’s over time F&G Investor Update | Winter 2023 20 1Includes acquisition of a 70% majority ownership stake for approximately $270M on January 2, 2024

Book Value Per Share Rollforward 21F&G Investor Update | Winter 2023 BVPS ex. AOCI1 – 12/31/2022 to 12/31/2023 $41.45 $43.94 $43.38 $40.42 2.49 (0.56) (2.96) $38.00 $39.00 $40.00 $41.00 $42.00 $43.00 $44.00 $45.00 2022 ANE & Other 2023 Before MTM & Return of Capital Return of Capital 2023 Before MTM MTM Movements 2023 Equity ex. AOCI1 ($M) 5,223 314 5,537 (71) 5,466 (373) 5,093 Shares O/S2 (M) 126 126 1Excluding accumulated other comprehensive income (ex AOCI) 2Outstanding shares of 126,409,904 as of 12/31/2022 and 126,332,142 as of 12/31/2023 Underlying Business Performance Market Movements Return of Capital BVPS ex AOCI of $43.38 per share before MTM movements, ↑ 5% vs. PY BVPS ex AOCI of $40.42 per share after MTM movements, ↓ 2% vs. PY • $2.49 per share, ↑ 6%, due to underlying business performance • ($0.56) per share for return of capital, primarily common dividend • ($2.96) per share decrease due to mark-to-market movements which are unrealized and point in time

Stable and Strong Capital Profile 22F&G Investor Update | Winter 2023 GAAP Capitalization ex AOCI1 ($M) 4,201 5,223 5,093 5,093 250 950 1,100 1,760 1,760 5,151 6,323 6,853 7,103 YE 2021 YE 2022 YE 2023 Pro Forma YE 2023 Debt Preferred Stock Equity ex. AOCI Adj. Debt to Capital % 18.4% 17.4% 25.7% 24.8% 1Excluding accumulated other comprehensive income (ex AOCI) Solid F&G capitalization; debt-to-capitalization ratio in line with long term target of 25% • In 2023, issued $845M senior notes to support future growth, liquidity and partial revolver paydown, as planned • Recent developments: • In January 2024, $250M mandatory convertible preferred stock investment from parent FNF; net proceeds to support growth of retained assets under management • In February 2024, revolving credit facility extended and upsized to $750M; $365M outstanding balance

Our Capitalization Supports Growth & Dividend F&G’s capital allocation priorities focus on deploying capital to best maximize shareholder value through both continued investment in our business and generation of distributable cash for return of capital to shareholders • F&G has flexibility to adjust retained sales level, as a “lever” to support net cash from operations with sustained asset growth • F&G has returned $119M of capital to shareholders in 2023, including $101M common dividends and $18M share repurchases Investing for Growth Reinvest in the Business Capital and other investments to support the growth strategy and maintain adequate capital buffer Net Cash from Operations Return to Shareholders Common Dividend Payout Upon board approval, common dividend with potential targeted increases over time ► Maintain efficient capital structure ► Target long-term debt-to-total capitalization excl. AOCI of approximately 25% ► Maintain solvency and capital targets in line with ratings Share Repurchase Efficient means of returning cash to shareholders when shares trade at discount to intrinsic value F&G Investor Update | Winter 2023 23

SECTION Appendix - Investments F&G Investor Update | Winter 2023 24

Investment Portfolio Stress Testing 25F&G Investor Update | Winter 2023 • Moderate, Severe Recession and Stagflation scenarios modeled by F&G and Blackstone investments and risk teams • Moderate Recession: Based on characteristics from recessions in 1990/1991 (1st Gulf War), 2001 (dot-com and 9/11) and 2020 (COVID-19) • Severe Recession: Based on characteristics from the Great Recession (2007-2009) • Stagflation: Introduced to provide perspective to risks potentially emerging from current macroeconomic trends • Methodology: Used cumulative historical credit migration, defaults, and recoveries assuming instantaneous shock with no management actions • Top-down losses and credit migration applied to corporates, muni’s, preferred stock and alternatives • Bottom’s up, collateral level loss modeling for CLO’s, CMBS and RMBS; applied Global Financial Crisis (GFC) collateral level constant default rates (CDRs) and severity to post-GFC (2.0/3.0) structures which feature higher levels of subordination and tighter collateral eligibility requirements Stress Testing Scenarios and Methodology

Stress Test: Results & No Management Actions 26F&G Investor Update | Winter 2023 Stress Test Scenario Results by Asset Class 1Reflects fixed income other than temporary impairment (OTTI) Before Stress Test, excess capital at 350% RBC is $600M Moderate Recession Severe Recession Stagflation 4Q23 Portfolio Allocation Stat Loss ($M) Loss % per Asset Class Stat Loss ($M) Loss % per Asset Class Stat Loss ($M) Loss % per Asset Class Corporates & Municipals (OTTI) 40% (48) -0.3% (100) -0.6% (48) -0.3% Structured Assets (CLO/ABS) (OTTI) 29% (27) -0.2% (41) -0.3% (27) -0.2% Commercial Mortgages (CML/CMBS) (OTTI) 13% (9) -0.2% (19) -0.3% (9) -0.2% Residential Mortgages (RML/RMBS) (OTTI) 11% (21) -0.5% (42) -0.9% (21) -0.5% Subtotal Fixed Income1 93% (105) -0.3% (202) -0.5% (105) -0.3% Alternative MTM 6% (523) -20.3% (697) -27.1% (517) -20.1% Preferred Stock MTM 1% (34) -7.0% (69) -14.4% (34) -7.0% Subtotal Equity 7% (557) -18.2% (766) -25.1% (551) -18.0% Total (662) -1.5% (968) -2.2% (656) -1.5% Incremental Required Capital Impacts (Credit Drift @ 350) 97 0.2% 18 0.0% 96 0.2% Total Impact on Excess Capital (565) -1.3% (950) -2.1% (560) -1.3% • Impact of default losses & credit drift are mitigated by reduced required capital from lower alternative asset market value and improved covariance benefit • Mark-to-market (MTM) impact on alternatives is unrealized and would be expected to recover over time, consistent with historical and recent experience • The stress scenarios assume an instantaneous shock on 12/31/23 investment portfolio, with no additional earnings on the underlying inforce block

Stress Test: Management Actions to Mitigate Impact 27F&G Investor Update | Winter 2023 Capital Position Before & After Stress & Management Actions ($M) Moderate Stress Impact on Excess Capital Severe Stress Impact on Excess Capital Stagflation Impact on Excess Capital 600 35 (565) Exc Cap 12/31/23 Stress Impact Exc Cap After Stress 600 0 (950) 350 Exc Cap 12/31/23 Stress Impact Mgmt Levers Used Exc Cap After Levers Total Excess CapitalDecreaseIncrease Base modeling assumed no management actions; however active portfolio management affords many opportunities to mitigate loss and credit drift impact • Alts & Preferred Stock MTM losses are considered temporary (unrealized) and expect to normalize over time • Management levers provide near term benefit of >$900M: • +$585M revolver capacity utilization ($385M FG + $200M FNF) • +$200M increased reinsurance activity, reducing retained by $3B • +$150M reduced new business by $1B for 1 year • After Moderate Stress and Stagflation excess capital remains; no management actions required to maintain positive excess capital • After Severe Stress, $900M+ management actions are more than sufficient to return to positive excess capital 600 40 (560) Exc Cap 12/31/23 Stress Impact Exc Cap After Stress

Our Origination Premiums Enhance Yield Our direct origination platform provides additional spread, while limiting additional credit risk, as compared to the broadly syndicated market • Borrowers & originators value certainty of execution & ability to customize terms of debt, resulting in higher yields and current income to the investor • Most directly originated asset classes have been in existence for a long time within the bank channel and have a long performance history over multiple market cycles, providing observable data for thorough underwriting • Directly originated assets allow for customization • Careful selection of sectors, issuers and borrower profiles • Higher structural protection provides better performance vs. public market assets • We can pivot quickly between public and private new originations as market conditions change, enabling us to maintain competitive positioning in all market environments Structured Private Origination vs. Comparable Duration & Quality Corporates F&G Investor Update | Winter 2023 28 Spread (bps) 0 100 200 300 400 500 600 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 AAA Corporate Index AA Corporate Index A Corporate Index BBB Corporate Index AAA Originations AA Originations A Originations BBB Originations

Structured Credit – Why We Like It Investment Rationale • Collateralized loan obligation (CLO) portfolio well diversified across industry, issuer and manager; focus on investment grade with ample par subordination • Commercial mortgage-backed securities (CMBS) focus on seasoned CMBS which allows for visibility into credit performance, built-in appreciation and contractual amortization which reduces risk exposure; target more stable property types, such as multi-family, to create a defensive portfolio • Asset Backed Securities (ABS) focus on high quality, directly originated specialty finance assets diversified by collateral type CLO Top 10 Industries2 CMBS by Property Type1 ABS Top 10 Collateral Type1 1GAAP Fair Values as of 12/31/2023 (net of reinsurance FWH) 2Par values as of 12/31/2023 (net of reinsurance FWH) 12% Royalty & Licensing 10% NAV Lending 9% Residential Solar 9% Home Improvement 6% Broadly Diversified 6% Telecommunications 6% Aviation 5% Manufactured Housing 5% Student Loan 4% Structured Settlements 28% All Other (< Top 10) $5B F&G Investor Update | Winter 2023 29 42% Multifamily 17% Office 11% Hotel 8% Retail 8% Industrial 3% Mixed Use 2% Self-Storage 1% Life Science 1% Defeased 1% Special Purpose 6% Other (< Top 10) $3.5B 13% High Tech 12% Healthcare & Pharmaceuticals 9% Banking, Finance, Insurance & Real Estate 7% Services: Business 5% Media: Broadcasting & Subscription 5% Hotels, Gaming & Leisure 4% Construction & Building 4% Telecommunications 4% Capital Equipment 4% Chemicals, Plastics & Rubber 33% Other (< Top 10) $4B

10% 11% 40% 29% 10% AAA AA A BBB BB and Below Portfolio Spotlight: CLO • Highly diversified portfolio with ample par subordination • Blackstone’s broad & deep understanding of the asset class, and ability to perform loan level underwriting, distinguishes F&G’s portfolio from its peers F&G CLO Portfolio Composition – % Fair Value Note: GAAP Fair Values as of 12/31/2023 1Reflects the weighted average par subordination of the CLO portfolio Investment Grade Par Subordination 41% 27% 19% 13% 7% Credit Quality 90% investment grade Structural Protection 20% par subordination1 Capital Efficiency 1.39 Average NAIC rating Market Value $4.3B CLO exposure 30F&G Investor Update | Winter 2023

Our CLO Portfolio: Look Through Analysis Portfolio focused on high quality CLO securities backed by highly diversified pool of loans Note: GAAP Fair Values as of 12/31/2023 IndustriesCompaniesCLO Managers 96 CLO managers 1,880 Companies 33 Industries F&G Investor Update | Winter 2023 31 8.9% 3.4% 2.8% 2.7% 2.6% 2.6% 2.5% 2.4% 2.3% 2.2% 67.6% 0.0% 5.0% 10.0% 15.0% 20.0% Manager 1 Manager 2 Manager 3 Manager 4 Manager 5 Manager 6 Manager 7 Manager 8 Manager 9 Manager 10 Other 70% 0.7% 0.6% 0.5% 0.5% 0.5% 0.5% 0.5% 0.5% 0.4% 0.4% 94.9% 0.0% 0.5% 1.0% 1.5% 2.0% Issuer 1 Issuer 2 Issuer 3 Issuer 4 Issuer 5 Issuer 6 Issuer 7 Issuer 8 Issuer 9 Issuer 10 Other 100.0% 12.5% 12.3% 9.2% 7.4% 4.7% 4.6% 4.1% 4.1% 4.0% 3.6% 33.5% 0.0% 5.0% 10.0% 15.0% 20.0% Industry 1 Industry 2 Industry 3 Industry 4 Industry 5 Industry 6 Industry 7 Industry 8 Industry 9 Industry 10 Other 40.0%

U.S. CLO Impairment Frontier CLO debt is well insulated from higher defaults and lower recovery rates • BBB CLOs can withstand an annualized default of 9.6% (that would have to occur every year) assuming a 64.3% average long- term loan recovery rate U.S. CLO Impairment Frontier (First-loss scenarios among CLO tranches) Note: Reflects Blackstone Credit’s views and beliefs as of June 30, 2023. Source: U.S. J.P. Morgan as of June 30, 2023 for average recovery rate and annual loan default rate; CLO impairment frontiers generated from Intex model and include key assumptions as follows: Interest rates based on current Intex curve, annual prepayment rate of 20%, Recovery lag = 12 months, CLO redeemed at AAA payoff date in standard CLO run, reinvestment price = 99.75, reinvestment rate = 3 month Libor + 325bps, no reinvestment post Reinvestment Period. Please note: the historical data point shown is calculated using annual default and recovery rates from J.P. Morgan Leveraged Loan Index and represents the average default rates and weighted average recovery rates from 1998-2023 for the long-term average time period. Average recovery rate is representative of first-lien loans as of June 30, 2023 F&G Investor Update | Winter 2023 32

Portfolio Spotlight: Real Estate Debt Blackstone Real Estate Debt Strategies (BREDS) has assembled a high-quality portfolio with diversified exposure across asset classes and properties Note: GAAP Fair Values as of 12/31/2023 F&G Investor Update | Winter 2023 33 36% CMBS 27% RML 18% CML 16% RMBS 3% NNN $10B Duration 3.8 years Quality 1.4 Average NAIC rating Market Value $9.9B Real estate portfolio Weighted Average Life 5.7 years

Portfolio Spotlight: CMBS & RMBS By Asset Type By Property Type By NAIC Rating F&G Investor Update | Winter 2023 34 Note: GAAP Fair Values as of 12/31/2023 31% 21% 19% 12% 11% 6% 4Q23 RMBS SASB CRE CLOs Conduit (Below A) Conduit (A or above) Agency 58% 12% 9% 8% 6% 6% 1% 4Q23 Multifamily Office Other Hotel Retail Industrial Defeased 83% 9% 5% 3% 4Q23 1 2 3 4/5/6

Portfolio Spotlight: CMBS Prudent asset selection has led to more multifamily exposure and less retail vs. Conduit CMBS market averages Portfolio Construction Comparison1 Note: GAAP Fair Values as of 12/31/2023 1BAML Conduit Data as of 12/31/2023 F&G Investor Update | Winter 2023 35 41% 8% 13% 25% Multifamily Retail F&G Post-Crisis Conduit CMBS Credit Quality 89% Investment grade (NRSRO) Quality 1.4 Average NAIC rating Market Value $3.5B CMBS portfolio Credit focus A NRSRO rating

Portfolio Spotlight: CMLs By State By Underlying Property Type By Loan-To-Value % Investment Rationale • Our Commercial Mortgage Loan (CML) portfolio is low risk, low leveraged and well diversified • All first mortgage loans, with average loan-to-value of ~60% • 77 holdings, with average loan size of $28M • 1.3% of CML portfolio loans have a DSCR <1x Note: Par Values as of 12/31/2023 24% CA 12% FL 6% NY 6% TX 5% NJ 5% GA 4% CT 38% Other $2B 54% LTV 60% to 70% 32% LTV 50% to 60% 13% LTV < 50% 1% LTV > 70% $2B 48% Multifamily 23% Industrial 15% Office 5% Retail 4% Student Housing 5% Other $2B F&G Investor Update | Winter 2023 36

Portfolio Spotlight: Alternatives LPs • Alternatives portfolio has demonstrated robust returns; historical average of 14% • Commitments to Blackstone and non-Blackstone alternatives total $4.5B; invested capital of $2.4B • Total Alts NAV of $2.7B or 6% of total portfolio • The portfolio is well-diversified by underlying asset type, vintage year and geography • Only 1.8% of Alternative LPs portfolio in office Historical Performance Note: Reflects net asset value (NAV) as of 9/30/2023; includes Blackstone and Non-Blackstone funds F&G Investor Update | Winter 2023 37 9.5% 5.4% 31.0% 3.7% 3.1% FY 2019 FY 2020 FY 2021 FY 2022 3Q 2023 Historical Avg = 14%

Blackstone Related Important Disclosures This document (together with any attachments, appendices, and related materials, the “Materials”) is provided for informational due diligence purposes only and is not, and may not be relied on in any manner as legal, tax, investment, accounting or other advice or as an offer to sell, or a solicitation of an offer to buy, any security or instrument in or to participate in any account, program, trading strategy with any Blackstone fund, account or other investment vehicle (each a “Client”) managed or advised by Blackstone Inc. or its affiliates (“Blackstone”), nor shall it or the fact of its distribution form the basis of, or be relied on in connection with, any contract or investment decision. None of Blackstone, its funds, nor any of their affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein should be relied upon as a promise or representation as to past or future performance of a Client or any other entity, transaction, or investment. All information is as of the date on the cover, unless otherwise indicated and may change materially in the future. Past Performance and Estimates / Targets. In considering any investment performance information contained in the Materials, please bear in mind that past or estimated performance is not necessarily indicative of future results and there can be no assurance that Blackstone or a Client will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. Any estimates and/or targets used herein are indicative of Blackstone’s analysis regarding outcome potentials and are not guarantees of future performance. They are presented solely to provide you with insight into the portfolio's anticipated risk and reward characteristics. They are based on Blackstone’s current view of future events and financial performance of potential investments and various estimations and “base case” assumptions (including about events that have not occurred) made at the time the estimates/targets are developed. While Blackstone believes that these assumptions are reasonable under the circumstances, there is no assurance that the results will be obtained, and unpredictable general economic conditions and other factors may cause actual results to vary materially from the estimates/targets. Any variations could be adverse to the actual results. Additional information regarding any estimations/targets, and relevant assumptions, is available upon request. Blackstone Proprietary Data. Certain information and data provided herein is based on Blackstone proprietary knowledge and data. Portfolio companies may provide proprietary market data to Blackstone, including about local market supply and demand conditions, current market rents and operating expenses, capital expenditures, and valuations for multiple assets. Such proprietary market data is used by Blackstone to evaluate market trends as well as to underwrite potential and existing investments. While Blackstone currently believes that such information is reliable for purposes used herein, it is subject to change, and reflects Blackstone’s opinion as to whether the amount, nature and quality of the data is sufficient for the applicable conclusion, and no representations are made as to the accuracy or completeness thereof. Third-Party Information. Certain information contained in the Materials has been obtained from sources outside Blackstone, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Blackstone, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. Forward-Looking Statements. Certain information contained in the Materials constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology or the negatives thereof. These may include financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10‐K for the most recent fiscal year ended December 31 of that year and any such updated factors included in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Materials and in the filings. Blackstone undertakes no obligation to publicly update or review any forward‐looking statement, whether as a result of new information, future developments or otherwise. 38F&G Investor Update | Winter 2023

SECTION 39 Appendix - Finance F&G Investor Update | Winter 202339 of XX

Non-GAAP Measure Reconciliations All amounts in millions (a)Refer to “Non-GAAP Financial Measures Definitions” (b)For the year ended December 31, 2021, reflects a one-time favorable adjustment to benefits and other changes in policy reserves resulting from an actuarial system conversion at September 31, 2021, which reflects modeling enhancement and other refinements of $435M F&G Investor Update | Winter 2023 40 Year ended Three months ended December 31, 2021 December 31, 2022 December 31, 2023 Decembr 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Net earnings (loss) $1,232 $635 ($58) ($176) ($195) $130 $306 ($299) Non-GAAP adjustments (a): Recognized (gains) and losses, net Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets (56) 446 98 110 48 27 14 9 Change in allowance for expected credit losses (5) 24 48 11 8 20 5 15 Change in fair value of reinsurance related embedded derivatives (34) (352) 128 5 19 (17) (36) 162 Change in fair value of other derivatives and embedded derivatives (14) (1) (60) 10 (1) — 13 (72) Recognized (gains) losses, net (109) 117 214 136 74 30 (4) 114 Market related liability adjustments (233) (534) 258 217 244 (102) (237) 353 Purchase price amortization 26 21 22 5 5 6 5 6 Transaction costs and other non-recurring items (b) (430) 10 3 2 2 — 1 — Income taxes on non-GAAP adjustments 154 104 (104) (54) (69) 15 49 (99) Adjusted net earnings (loss) (a) $640 $353 $335 $130 $61 $79 $120 $75 Alternatives investment short-term returns versus long-term return expections (261) 217 153 72 33 55 28 37 Other significant (income) expense items (83) (99) 51 (58) 37 (5) — 19 Adjusted net earnings excluding significant items $296 $471 $539 $144 $131 $129 $148 $131

ANE – Significant Items1 1Refer to “Non-GAAP Financial Measures Definitions” F&G Investor Update | Winter 2023 41 Significant Income and Expense Items Reflected in ANE Alternatives Long-term Expected Return Not Reflected in ANE Weighted Average Diluted Shares Outstanding Year ended December 31, 2023 Adjusted net earnings of $335 million for the year ended December 31, 2023 included $405 million of investment income from alternative investments and $5 million of bond prepay income, partially offset by $37 million tax valuation allowance, $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative investments investment income based on management's long-term expected return of approximately 10% was $558 million. $354 $558 125 December 31, 2022 Adjusted net earnings of $353 million for the year ended December 31, 2022 included $202 million of investment income from alternative investments, $66 million gain from actuarial assumption updates, $20 million net, tax benefits and $13 million net, CLO redemption gains and other income and expense items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $419 million. $301 $419 115 December 31, 2021 Adjusted net earnings of $640 million for the year ended December 31, 2021 included $497 million investment income from alternative investments, $73 million of CLO redemption gains and other income and $10 million of other items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $236 million. $580 $236 105

ANE – Significant Items1 (cont.) 1Refer to “Non-GAAP Financial Measures Definitions” F&G Investor Update | Winter 2023 42 Significant Income and Expense Items Reflected in ANE Alternatives Long-term Expected Return Not Reflected in ANE Weighted Average Diluted Shares Outstanding Three months ended December 31, 2023 Adjusted net earnings of $75 million for the three months ended December 31, 2023 included $110 million of investment income from alternative investments, partially offset by $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative invesments investment income based on management's long-term expected return of approximately 10% was $147 million. $91 $147 125 September 30, 2023 Adjusted net earnings of $120 million for the three month ended September 30, 2023 included $114 million of investment income from alternative investments. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $142 million. $114 $142 125 June 30, 2023 Adjusted net earnings of $79 million for the three months ended June 30, 2023 included $82 million of investment income from alternative investments and $5 million of bond prepay income. Alternative investments investment income based on management's long-term expected return of approzimately 10% was $137 million. $87 $137 125 March 31, 2023 Adjusted net earnings of $61 million for the three months ended March 31, 2023 included $99 million of investment income from alternative investments, partially offset by $37 million tax valuation allowance. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $132 million. $62 $132 125 December 31, 2022 Adjusted net earnings of $130 million for the three months ended December 31, 2022 included $41 million of investment income from alternative investments and $58 million one-time tax benefit from carryback of capital losses. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $113 million. $99 $113 125

Non-GAAP Measures and Definitions F&G Investor Update | Winter 2023 43 DEFINITIONS The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effect of changes in fair value of the reinsurance related embedded derivative, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (“VODA”)) recognized as a result of acquisition activities; (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other “non-recurring,” “infrequent” or “unusual items”: Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years. (vi) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations.

Non-GAAP Measures and Definitions (cont.) F&G Investor Update | Winter 2023 44 Adjusted Net Earnings per Common Share Adjusted net earnings per common share is calculated as adjusted net earnings divided by the weighted-average common shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings per Diluted Share Adjusted net earnings per diluted share is calculated as adjusted net earnings divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets Adjusted return on assets is calculated by dividing year-to-date annualized adjusted net earnings by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which there is a net earnings loss on a GAAP basis but adjusted net earnings using the non-GAAP measure to include additional dilutive shares that would be dilutive to adjusted net earnings. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders.

Non-GAAP Measures and Definitions (cont.) F&G Investor Update | Winter 2023 45 Adjusted Return on Average Equity excluding AOCI Adjusted return on average equity is calculated by dividing the rolling four quarters adjusted net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings (loss). Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance qualifying for risk transfer in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of components consistent with AUM but also includes flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets.

Non-GAAP Measures and Definitions (cont.) F&G Investor Update | Winter 2023 46 Book Value per Share excluding AOCI Book value per share excluding AOCI is calculated as total equity (or total equity excluding AOCI) divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average Equity excluding AOCI Return on average equity excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization excluding AOCI Total Capitalization excluding AOCI is based on Total Equity and the total aggregate principal amount of debt and Total Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.

Non-GAAP Measures and Definitions (cont.) F&G Investor Update | Winter 2023 47 Total Debt-to-Capitalization excluding AOCI Debt-to-capital ratio excluding AOCI is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity excluding AOCI Total equity excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.